UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2016
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.
On December 22, 2016, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (the “Aimco Operating Partnership”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda,” collectively with Aimco and Aimco Operating Partnership, the “Borrowers”) entered into an amendment and restatement of the Borrowers' existing senior secured revolving loan facility (such existing credit facility, the "Existing Credit Amendment" and such existing credit facility, as amended and restated, the “New Credit Facility”), with the the lenders from time to time party thereto, and KeyBank N. A., as administrative agent, swing line lender and letter of credit issuer, Wells Fargo National Association and PNC National Association, as syndication agents, and Citibank, N.A., Bank of America, N.A., Regions Bank and U.S. Bank National Association, as co-documentation agents.
The New Credit Facility provides for $600 million of revolving commitments. In addition, the Borrowers have the ability from time to time to increase the aggregate revolving commitments by up to an additional $200 million in the aggregate, subject to the receipt of additional revolving commitments and other customary conditions. The revolving commitments will expire on January 22, 2022. The New Credit Facility was used to refinance the Existing Credit Agreement and may be used for general corporate purposes, including for working capital, capital expenditures, acquisitions, development and redevelopment of properties, permitted restricted payments and the refinancing of existing and future indebtedness.
Borrowings (other than swing line loans) made under the New Credit Facility will bear interest, at the Borrowers’ option, at (a) LIBOR plus an applicable margin, which is initially 1.20% or (b) a base rate plus an applicable margin, which is initially 0.20% (base rate is defined as the greatest of (x) KeyBank N. A.’s prime rate and (y) one month LIBOR plus 100 basis points or (z) the Federal Funds rate plus 50 basis points. Swing line loans will bear interest at the base rate plus the applicable margin. The commitments under the New Credit Facility are subject to a facility fee, which will accrue at a percentage that is initially equal to 0.25%.
The applicable margins and the facility fee may increase or decrease upon a change in the credit ratings assigned to a Borrower's long-term senior unsecured non-credit enhanced debt. The applicable margin on LIBOR loans ranges from 0.825% to 1.55%, and the applicable margin on base rate loans ranges from 0.0% to 0.55%. The facility fee percentage ranges from 0.125% to 0.30%.
The New Credit Facility is guaranteed by certain subsidiaries of the Borrowers and secured by pledges of equity interests in certain subsidiaries of the Borrowers, as more fully set forth in the New Credit Facility.
The New Credit Facility includes, among other terms and conditions standard for transactions of this type, limitations (subject to specified exclusions) on the ability of the Borrowers and their subsidiaries to incur debt; create liens; make investments, loans and advances; engage in certain mergers and consolidations; make distributions and dividends; and engage in transactions with affiliates. The New Credit Facility also requires the Borrowers to be in compliance at the end of each fiscal quarter with a Fixed Charge Coverage Ratio, a Leverage Ratio, a Secured Indebtedness Ratio, a minimum level of Adjusted Tangible Net Worth and maximum levels of the Borrowing Group's Share of Aggregate Recourse Indebtedness (other than the obligations under the New Credit Facility, Mezzanine Indebtedness, Cross-Collateralized Debt and Maximum Unsecured Indebtedness (as each such term is defined in the New Credit Facility).
The New Credit Facility contains customary events of default, including nonpayment of principal and other amounts when due; breach of covenants; inaccuracy of representations and warranties; cross-default and cross-acceleration to other material indebtedness of the Borrowers or their subsidiaries; certain bankruptcy or insolvency events; material judgments against the Borrowers or the guarantors of the New Credit Facility; certain ERISA matters; actual or asserted invalidity of any loan document; and a change of control. If an event of default occurs and is continuing under the New Credit Facility, the lenders thereunder may, among other things, terminate their commitments under the New Credit Facility and require the Borrowers to repay all amounts owed thereunder.
The description of the New Credit Facility above does not purport to be complete and is qualified in its entirety by reference to the New Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 8.01	Other Events.
On December 22, 2016, Aimco issued a press release in connection with entering into the New Credit Facility. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.     Financial Statements and Exhibits.
The following exhibits are filed with this report:

Exhibit Number	Description
10.1
Amended and Restated Senior Secured Revolving Loan Facility, dated as of December 22, 2016, among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., the lenders party thereto and KeyBank N. A., as administrative agent, swing line lender and letter of credit issuer, Wells Fargo National Association and PNC National Association as syndication agents, and Citibank, N.A., Bank of America, N.A., Regions Bank and U.S. Bank National Association, as co-documentation agents.

99.1	Press Release, dated December 22, 2016, issued by Apartment Investment and Management Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: December 22, 2016

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer